UNITED STATESSECURITIES
AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

        Date of Report (Date of earliest event reported): February 2, 2004

COMMISSION FILE NUMBER: 001-31783

_________________

RAE Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	77-0588488

(State or other jurisdiction	(I.R.S. Employer

of incorporation)	Identification No.)

1339 Moffett Park DriveSunnyvale,
California 94089

408-752-0723

(Address and telephone number of registrant’s principal executive offices)

_________________

TABLE OF CONTENTS

Item 7. Financial Statements and Exhibits.

Item 12. Disclosure of Results of Operations and Financial Condition.

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

EXHIBIT 99.2

Item 7. Financial Statements and Exhibits.

              c. Exhibits

Exhibit No.	Description
99.1	Press Release dated February 2, 2004
99.2	Transcript of Conference Call conducted by Registrant on February 2, 2004

Item 12. Disclosure of Results of Operations and Financial Condition.

        On February 2, 2004, RAE Systems Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter of 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        On February 2, 2004, the Company held an earnings conference call to discuss its results of operations for the fourth quarter of 2004. A transcript of the conference call is furnished with this Form 8-K as Exhibit 99.2.

        The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 .

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAE Systems Inc.

Date: February 4, 2004	By: /s/ Joseph Ng Joseph Ng Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 2, 2004
99.2	Transcript of Conference Call conducted by Registrant on February 2, 2004